UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2012

ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 North Dairy Ashford Houston, Texas 77079
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 23, 2012, ConocoPhillips issued a press release regarding its estimate of preliminary net reserve additions as of December 31, 2011, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. On January 25, 2012, ConocoPhillips issued a press release announcing the company's financial and operating results for the quarter ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.  Additional financial and operating information about the quarter is furnished as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1               —          Press release issued by ConocoPhillips on January 23, 2012.

99.2               —          Press release issued by ConocoPhillips on January 25, 2012.

99.3               —          Supplemental financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Glenda M. Schwarz
Glenda M. Schwarz
Vice President and Controller

January 25, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by ConocoPhillips on January 23, 2012.

99.2	Press release issued by ConocoPhillips on January 25, 2012.

99.3	Supplemental financial information.

4